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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 23, 2000
                                                          ---------------



                             CONSTELLATION 3D, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Florida                       0-28081               13-4064492
          -------                       -------               ----------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)

              230 Park Avenue, Suite 453, New York, New York 10169
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (212) 983-1107
                                                           --------------

              Former name, former address, and former fiscal year,
                          if changed since last report:

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Forward-Looking Statements

         There are forward-looking statements in this document and in Constellation 3D, Inc.'s ("C3D's") public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth above. These forward-looking statements include information about possible or assumed future results of C3D's operations. Also, when any of the words "may," "will," "believe," "expect," "anticipate," "estimate," "continue" or similar expressions are used, C3D is making forward-looking statements. Many possible events or factors, including but not limited to the risk that no assurance can be given that additional financings of C3D referred to below will close within 30 days, could affect future financial results and performance. This could cause C3D's results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in C3D's other publicly filed documents and reports that are available from C3D and from the SEC.

Item 5.  Other Events

         On August 23, 2000, the Company concluded a $5 million equity financing through the sale to a private fund of 492,459 shares of its common stock, $.001 par value per share (the "Common Stock"), five-year warrants to purchase 196,984 shares of Common Stock, warrants to purchase a number of shares of Common Stock pursuant to a certain formula set forth in a written agreement, one-year warrants to purchase 246,229 shares of Common Stock and additional warrants pertaining to those 246,229 shares of Common Stock (all of the foregoing warrants being subject to certain anti-dilution adjustments). The Common Stock was sold at a ten percent (10%) discount to market using a five-day trading average.

         C3D expects to close additional financings within thirty (30) days.


Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         Not applicable.

(b)      Pro-forma Financial Information

         Not applicable.

(c)      Exhibits

         4.1 Registration Rights Agreement, entered into as of August 23, 2000 between Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

         4.2 Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001 par value Common Stock of Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.
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         4.3   Common Stock Optional Warrant No. OW1 to Purchase Optional Units
               of Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.

         4.4 Common Stock Adjustment Warrant No. AW1 to Receive Shares of $.001 par value Common Stock of Constellation 3d, Inc. issued to Halifax Fund, L.P.

         10.1 Common Stock Investment Agreement, dated as of August 23, 2000, among Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CONSTELLATION 3D, INC.


Date:  August 24, 2000               By: /s/ Eugene Levich
                                         -------------------------------------
                                         Eugene Levich,
                                         President and Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

4.1 Registration Rights Agreement, entered into as of August 23, 2000 between Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

4.2 Common Stock Purchase Warrant No. W1 to Purchase Shares of $.001 par value Common Stock of Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.

4.3 Common Stock Optional Warrant No. OW1 to Purchase Optional Units of Constellation 3D, Inc., dated August 23, 2000, issued to Halifax Fund, L.P.

4.4 Common Stock Adjustment Warrant No. AW1 to Receive Shares of $.001 par value Common Stock of Constellation 3d, Inc. issued to Halifax Fund, L.P.

10.1 Common Stock Investment Agreement, dated as of August 23, 2000, among Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.